Exhibit 10.102

SHARE VESTING, CANCELLATION AND REISSUANCE AGREEMENT

THIS SHARE VESTING, CANCELLATION, AND ISSUANCE AGREEMENT, dated as of December 8, 2022 (the “Agreement”), between La Rosa Holdings Corp., a State of Nevada corporation (the “Company”), having its principal place of business at 1420 Celebration Blvd, 2nd Floor, Celebration, Florida 34747, on the one hand, and Bonilla Opportunity Fund I, LTD (“BOF”), CGB-TRUST-1001-01- 13-22 and ELG Trust 1004-09-01-13 (the “Trusts” and together with BOF the “Share Partner”), having its principal place of business at 7901 Kingspointe Parkway, Ste 8, Orlando Fl 32819, on the other hand. Company and Share Partner are referred to herein as the “Parties.”

RECITALS

WHEREAS, Joseph La Rosa is the majority shareholder in La Rosa Holdings Corp. and is in the process of filing a final S-1 for the Initial Public Offering of La Rosa Holdings Corp., expecting to be listed in a Senior Exchange; and

WHEREAS, on or about January 10, 2022, BOF was engaged to assist Principal in raising capital, engaging professionals, general consulting advice, and other services for the Initial Public Offering of La Rosa Holdings Corp., expecting to be listed in a Senior Exchange (the “Advisory Agreement”) in exchange for four percent (4%) of the shares issued by the Company and outstanding at the time of the IPO or 1,200,000 shares (the “Shares”); and

WHEREAS, BOF and the Company entered into a Stock Purchase Agreement dated as of January 10, 2022 pursuant to which Share Partner proposed to purchase the 1,200,000 Shares for $120.00; and

WHEREAS, BOF and the Company entered into the second amendment to the Advisory Agreement dated July 20, 2022, which overrode the first amendment, pursuant to which Share Partner agreed to accept the following compensation for its services: (i) a total 253,040 shares of the Company’s common stock (of which 50% shall be issued to CGB-TRUST-1001-01-13-22 and 50% shall be issued to ELG Trust 1004- 09-01-13); and (ii) the Parties agreed to reassess the number of shares allocated and distributed to Share Partner, with final calculation based on the Company’s total shares issued for the IPO. The “true up” shall occur within ten days after the Company’s common stock commences trading on a Senior Exchange; and

WHEREAS, on January 21, 2022, BOF completed its services and its rights to four percent (4%) of all issued shares of Company vested, and based on BOF’s assignment of its shares to the Trusts pursuant to the Assignment Agreement among them dated January 13, 2022, ELG-TRUST-1004-09-01-13, and CGB-TRUST-1001- 01-13-22 each were to receive 600,000 shares in Company; and

WHEREAS, on March 21, 2022, the Company did a reverse split (1 for 10) and this reduced the shares to ELG-TRUST-1004-09-01-13, and CGB-TRUST-1001-01-13-22 to 60,000 shares each under the Stock Purchase Agreement and reduced the shares to be issued to 66,520 shares to each Trust under the Advisory Agreement; and

WHEREAS, on July 20, 2022, the Board of Directors of La Rosa Holdings Corp. issued a resolution affirming the issuance of 60,000 shares to each of ELG-TRUST-1004-09-01-13 and CGB-TRUST-1001- 01- 13-22; and

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WHEREAS, on January 21, 2022 the Company erroneously issued 60,000 shares of common stock to CGB-TRUST-1001-01-13-22 and 60,000 shares of common stock to ELG-TRUST-1004-09-01-13 and on the date of this Agreement, the Trusts and the Company instructed the Company’s transfer agent to cancel the issuance of such 120,000 shares, copies of which are attached hereto as Exhibit A and B, respectively; and

WHEREAS, based on the “true up” agreement between Company and Share Partner a total of 257,666 shares will be issuable to Share Partner (to be split 50/50 between the two Trusts) within ten days after the Company’s common stock commences trading on a Senior Exchange.

THEREFORE, for the mutual promises contained herein, the parties hereto agree as follows:

AGREEMENT

1.     RECITALS. The parties acknowledge that Recitals stated above are true and correct and are incorporated into this Agreement.

2.	VESTING. The parties acknowledge that the Shares have vested.

3.     REISSUANCE OF THE SHARES. The total of 257,666 Shares (representing 4% of total Company shares issued and outstanding on the date of the closing of the IPO) shall be issued for the benefit of Share Partner and based on Share Partner’s instructions to the Company one-half of such shares shall be issued to ELG-TRUST-1004-09-01-13 and one- half of such shares shall be issued to CGB-TRUST-1001-01-13- 22, at the earlier of: (i) within ten days after the Company’s common stock commences trading on a Senior Exchange as set forth in the Advisory Agreement; or (ii) any Merger, SPAC or any similar deal structured by the Company with any third party; or (iii) on the date that is the six month anniversary of the date of this Agreement (the “Closing”). Such issuance shall be in full satisfaction of Share Partner’s “true up” right to receive four percent (4%) of the issued and outstanding shares of the Company’s common stock at the time of its IPO.

4.     REPRESENTATIONS BYTHE PARTIES: The Share Partner and the Company have full power and authority to enter into this Agreement and to consummate the transactions contemplated hereby. This Agreement has been duly and validly executed and delivered by the Parties and constitutes the legal, valid and binding obligation of Company, enforceable in accordance with its terms.

5.     RESTRICTED SECURITIES. Share Partner understands that the Shares are characterized as “restricted securities” under the Securities Act inasmuch as they will not be again registered under the Securities Act.

6.     WAIVER OF DISTRIBUTIONS. Share Partner hereby waives, retrospectively and prospectively, the Company’s obligation to pay Share Partner any and all distributions on the common stock that were to have been made, have been made or are to be made by the Company from the date prior to the date of the Advisory Agreement until the date of the Closing.

7.     EFFECTIVE DATE. The terms of this Agreement shall be deemed by the Parties to be effective as of September 30, 2022 notwithstanding the date of this Agreement set forth above.

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8.	MISCELLANEOUS.

(a)       Entire Agreement. This Agreement contains the entire understanding of the Parties with respect to the subject matter hereof and supersedes all prior agreements (including the Advisory Agreement and the Stock Purchase Agreement and all amendments thereto), letter of intent, or understandings, oral or written, with respect to such matters.

(b)       Amendments; Waivers. No provision of this Agreement may be waived or amended except in a written instrument signed by both Parties.

(c)       Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the Parties and their respective successors and permitted assigns.

(d)       No Third-Party Beneficiaries.This Agreement is intended for the benefit of the Parties hereto and their respective successors and permitted assigns and is not for the benefit of, nor may any provision hereof be enforced by, any other person or entity.

(e)       Governing Law. All questions concerning the construction, validity, enforcement and interpretation of this Agreement shall be governed by and construed and enforced in accordance with the internal laws of the State of Nevada, without regard to the principles of conflicts of law thereof. Each Party hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in Florida for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein, and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is improper. Each Party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof via registered or certified mail or overnight delivery (with evidence of delivery). Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. If either Party shall commence an action or proceeding to enforce any provisions of the documents contemplated herein, then the prevailing Party in such action or proceeding shall be reimbursed by the other Party for its reasonable and documented attorneys’ fees and other costs and expenses incurred with the investigation, preparation and prosecution of such action or proceeding.

(f)       Survival. The representations, warranties, agreements and covenants contained herein shall not survive the Closing.

(g)       Execution. This Agreement may be executed in two or more counterparts, all of which when taken together shall be considered one and the same agreement and shall become effective when counterparts have been signed by each Party and delivered to the other Party, it being understood that the Parties need not sign the same counterpart. In the event that any signature is delivered by facsimile or electronic transmission, such signature shall create a valid and binding obligation of the Party executing (or on whose behalf such signature is executed) the same with the same force and effect as if such facsimile or electronic signature page were an original thereof.

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(h)       Severability. In case any one or more of the provisions of this Agreement shall be invalid or unenforceable in any respect, the validity and enforceability of the remaining terms and provisions of this Agreement shall not in any way be affected or impaired thereby and the Parties will attempt to agree upon a valid and enforceable provision which shall be a reasonable substitute therefore, and upon so agreeing, shall incorporate such substitute provision in this Agreement.

(i)       Notices. All notices or other communications required or permitted by this Agreement shall be in writing and sent to the other Party at the address set forth in the preamble hereto or to such other address as may be specified by any such Party to the other Party pursuant to notice given by such Party, if given by courier, messenger or other means, when received or personally delivered; if given by certified or registered mail, return receipt requested, postage prepaid, three business days after being deposited in the U.S. mails; and if given by fax or electronic mail, when transmitted and the appropriate confirmation received, as applicable, if transmitted on a business day and during normal business hours of the recipient, and otherwise on the next business day following transmission.

If To Company:	LaRosa Holdings Corp.
1420 Celebration
Blvd, 2nd Floor
Celebration, Florida 34747
Attn: Joe LaRosa, CEO
joe@larosarealtycorp.com

If To Share Partner:	Bonilla Opportunity Fund I, LTD
7901 Kingspointe Parkway, Ste 8, Orlando Fl 32819
E-mail: carlos@elpglobal.com

(j)          Headings. The headings used in this Agreement are for convenience of reference only and shall not be deemed to limit, characterize or in any way affect the interpretation of any provision of this Agreement.

(k)         Reverse Split. In the event that Company undertakes a reverse split as part of its initial listing to NASDAQ in conjunction with its initial public offering, then the Company agrees to issue additional shares to the Share Partner, so the Share Partner will receive, post-reverse split, the same 4% of total issued and outstanding common shares of stock as of the closing date of the IPO.

(l)          Unenforceable Terms. Any provision hereof prohibited by law or unenforceable under the law of any jurisdiction in which such provision is applicable shall, as to such jurisdiction, only be ineffective without affecting any other provision of this Agreement. To the full extent permitted, however, that such applicable law may be waived to the end that this Agreement be deemed to be a valid and binding agreement enforceable in accordance with its terms, the Parties hereto agree to waive such applicable law knowingly and understanding the effect of such waiver.

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IN WITNESS WHEREOF, the Parties hereto have executed this Agreement as of the day and year first above written.

“PRINCIPAL’’			“SHARE PARTNER’’

LA ROSA HOLDINGS CORP.			BONILLA OPPORTUNITY FUND I, LTD,
a Florida limited partnership

By:	/s/ Joseph La Rosa	By:	/s/ Carlos G. Bonilla
	Joseph La Rosa,		BONILLA DEVELOPERS INC, a Florida
	Chief Executive Officer		corporation; the General Partner
Carlos G. Bonilla, President

ELG-TRUST-1004-09-01-13, Assignee

		By:	/s/ Carlos G. Bonilla
Carlos J. Bonilla, Trustee

		By:	/s/ Carlos G. Bonilla
Carlos G. Bonilla, Trustee

CGB-TRUST-1001-01-13-22, Assignee

		By:	/s/ Carlos G. Bonilla
Carlos J. Bonilla, Trustee

		By:	/s/ Carlos G. Bonilla
Carlos G. Bonilla, Trustee

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EXHIBIT A

CGB-TRUST-1001-01-13-22 dated January 13, 2022

Letter To Vstock Transfer LLC

December 8, 2022

VIA FEDEX

VStock Transfer, LLC

18 Lafayette Place

Woodmere, NY 11598

Re:         Share Cancellation

VStock Transfer,

You are hereby authorized and directed to cancel on your books 60,000 shares of La Rosa Holdings Corp. common stock issued to CGB-TRUST-1001-01-13-22, as indicated below. Please return such to La Rosa Holdings Corp. unissued status effective as of September 30, 2022.

Registered Name of Holder	Certificate Number	Number of Shares on Stock Certificate
CGB-TRUST-1001-01-13-22	* RSTR * Book-entry shares	60,000

Should you have any questions, please contact us at 1-407-910-4639.

Very truly yours,

Carlos G. Bonilla, Trustee

Carlos J. Bonilla, Trustee

[Medallion Guarantee]

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EXHIBIT B

ELG-TRUST-1004-09-01-13 dated January 13, 2022

Letter to Vstock Transfer LLC

December 8, 2022

VIA FEDEX

VStock Transfer, LLC 18 Lafayette Place

Woodmere, NY 11598

Re:       Share Cancellation

VStock Transfer,

You are hereby authorized and directed to cancel on your books 60,000 shares of La Rosa Holdings Corp. common stock issued to ELG-TRUST-1004-09-01-13, as indicated below. Please return such to La Rosa Holdings Corp. unissued status effective as of September 30, 2022.

Registered Name of Holder	Certificate Number	Number of Shares on Stock Certificate
ELG-TRUST-1004-09-01-13	* RSTR * Book-entry shares	60,000

Should you have any questions, please contact us at 1-407-557-6208.

Very truly yours,

Carlos J. Bonilla, Trustee

Carlos G. Bonilla, Trustee

[Medallion Guarantee]

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